SECOND AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

THIS SECOND AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is entered into as of November 14, 2018, by and between MOUNT TAM BIOTECHNOLOGIES, INC., a Nevada corporation (“Maker”), and Fromar Investments, LP (“Holder”).

RECITALS

A.Maker and Holder entered into that certain Convertible Promissory Note as of March 5, 2018 (the “Note”), which Note was amended as of September 24, 2018 pursuant to that certain Amendment to Convertible Promissory Note.

B.Maker and Holder have agreed to further amend the Note pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.The Note is hereby amended by extending the Maturity Date thereof to December 31, 2018.

2.This Amendment supersedes any and all other provisions of the Note which are in conflict with this instrument.

3.This Amendment constitutes the full and complete agreement between the parties hereto.  All other provisions of the Note, as amended, not modified herein shall remain in full force and effect and are incorporated herein.

[Signature page follows]

4834-6967-9482, v. 2

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Convertible Promissory Note effective as of the effective date set forth above.

MAKER: MOUNT TAM BIOTECHNOLOGIES, INC. By:/s/ Richard Marshak Name:Richard Marshak Title:Chief Executive Officer
HOLDER: Fromar Investments, LP By:/s/ Doug Froese Name:Doug Froese Title: Chief Financial Officer

Signature Page to Second Amendment to Convertible Promissory Note

4834-6967-9482, v. 2